UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 24, 2020

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973)
455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement

Closing of 6.00% Senior Notes Offering
On January 24, 2020, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC (“PBF LLC”), in turn a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF LLC and PBF Holding, the “Company”) entered into an Indenture (the “Indenture”) among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (together with PBF Holding, the “Issuers”), the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent, under which the Issuers issued $1,000,000,000 in aggregate principal amount of 6.00% Senior Notes due 2028 (the “Notes”). The initial purchasers (the “Initial Purchasers”) in the offering purchased the Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended. The Issuers received net proceeds of approximately $989.0 million from the offering after deducting the Initial Purchasers’ discount and estimated offering expenses. The Company intends to use net proceeds to fund the previously announced redemption of its outstanding 7.00% Senior Notes due 2023 (the “2023 Notes”) and for general corporate purposes, including to fund a portion of the cash consideration payable by PBF Holding in the pending acquisition of the Martinez refinery and related logistics assets.
The Notes are guaranteed on a senior unsecured basis by PBF Services Company LLC, PBF Investments LLC, Delaware City Refining Company LLC, PBF Power Marketing LLC, Paulsboro Refining Company LLC, Toledo Refining Company LLC, PBF International Inc., Chalmette Refining, L.L.C., PBF Energy Western Region LLC, Torrance Refining Company LLC and Torrance Logistics Company LLC (each, a “Guarantor”). The Notes and guarantees are senior unsecured obligations and rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including PBF Holding’s asset based revolving credit facility (the “Revolving Credit Facility”), the Issuers’ 7.25% Senior Notes due 2025 and the 2023 Notes. The Notes and the guarantees rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. The Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’
non-guarantor
subsidiaries.
The Notes pay interest semi-annually in cash in arrears on February 15 and August 15 each year, beginning on August 15, 2020. The Notes will mature on February 15, 2028.
The Indenture contains customary terms, events of default and covenants for an issuer of non-investment
grade debt securities. These covenants include limitations on the Issuers’ and its restricted subsidiaries’ ability to, among other things, incur additional indebtedness or issue certain preferred stock; make equity distributions, pay dividends on or repurchase capital stock or make other restricted payments; enter into transactions with affiliates; create liens; engage in mergers and consolidations or otherwise sell all or substantially all of the Issuers’ assets; designate subsidiaries as unrestricted subsidiaries; make certain investments; and limit the ability of restricted subsidiaries to make payments to PBF Holding. These covenants are subject to a number of important exceptions and qualifications. Many of these covenants will cease to apply or will be modified if the Notes are rated investment grade.
At any time prior to February 15, 2023, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 106.000% of the principal amount of the Notes, plus any accrued and unpaid interest to the date of redemption. On or after February 15, 2023, the Issuers may redeem all or part of the Notes, in each case at the redemption prices described in the Indenture, together with any accrued and unpaid interest to the date of redemption. In addition, prior to February 15, 2023, the Issuers may redeem all or part of the Notes at a “make-whole” redemption price described in the Indenture, together with any accrued and unpaid interest to the date of redemption.
Upon a change of control that results in a ratings decline, the Issuers will be required to make an offer to purchase the Notes at a purchase price of 101% of the principal amount of the Notes on the date of purchase plus accrued interest. Prior to a covenant termination event, certain asset dispositions will be triggering events that may require the Issuers to use the proceeds therefrom to offer to repurchase Notes at a purchase price equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest to the applicable repurchase date.

The Issuers may issue additional Notes from time to time pursuant to the Indenture.
Registration Rights Agreement
In connection with the sale of the Notes, the Issuers and the Guarantors entered into a registration rights agreement, dated January 24, 2020 (the “Registration Rights Agreement”), with BofA Securities, Inc., as Representative of the several Initial Purchasers. Under the Registration Rights Agreement, the Issuers agreed to register notes having substantially identical terms as the Notes with the U.S. Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes. The Issuers will use their commercially reasonable efforts to have the exchange offer registration statement declared effective under the Securities Act within 365 days of January 24, 2020. Under certain circumstances, the Issuers will be required to file a shelf registration statement for the resale of the Notes and use commercially reasonable efforts to have the shelf registration statement declared effective. The Issuers will be obligated to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time period.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Indenture, the form of Note and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form
8-K
and incorporated herein by reference.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form
8-K
above and is incorporated by reference herein.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Indenture dated as of January 24, 2020, among PBF Holding Company LLC, PBF Finance Corporation, the Guarantors named on the signature pages thereto, Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, as Paying Agent, Registrar, Transfer Agent and Authenticating Agent.

4.2	Form of 6.00% Senior Note (included as Exhibit A in Exhibit 4.1).

4.3
Registration Rights Agreement dated January 24, 2020, among PBF Holding Company LLC and PBF Finance Corporation, the Guarantors named therein and BofA Securities, Inc., as Representative of the several Initial Purchasers.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 24, 2020	PBF Energy Inc.
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: January 24, 2020
PBF Energy Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: January 24, 2020
PBF Holding Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer